                                                                    Exhibit 4(m)

==============================================================================

                              REFUNDING AGREEMENT
                         dated as of ________ __, 1995

                                     among

                        FINANCIAL LEASING CORPORATION,

                             as Owner Participant


                            MERIDIAN TRUST COMPANY,
              as Owner Trustee under Trust Agreement, dated as of
                  August 1, 1990, with the Owner Participant,


                             THE BANK OF NEW YORK,
               as Indenture Trustee under Indenture of Mortgage
              and Deed of Trust, dated as of August 1, 1990, as
                     supplemented, with the Owner Trustee,

                                      and

                       THE UNITED ILLUMINATING COMPANY,

                                   as Lessee

===========================================================================

                  Refunding of Initial Series Bonds issued in connection with the Sale and Leaseback of an Undivided Interest in Unit No. 1 of the
                  Seabrook Nuclear Power Plant

===========================================================================

          This REFUNDING AGREEMENT, dated as of __________ __, 1995 ("Refunding Agreement"), among FINANCIAL LEASING CORPORATION, a Massachusetts corporation (the "Owner Participant"), MERIDIAN TRUST COMPANY, a Pennsylvania trust company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, and THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the "Lessee"),

                             W I T N E S S E T H:

          WHEREAS, the parties to this Refunding Agreement are parties to the Participation Agreement, dated as of August 1, 1990 (the "Participation Agreement"); and

          WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided Interest; and

          WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of the Bonds theretofore issued and then Outstanding at the request of the Lessee and upon the satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

          WHEREAS, the Lessee has requested such a refunding; and


          WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the Value Schedules in the event of the issuance of Refunding Bonds; and

          WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Initial Series Bonds through the issuance of Refunding Bonds and other Additional Bonds in amounts sufficient to redeem the Outstanding Initial Series Bonds and finance transaction expenses associated therewith and the premium thereon, and accordingly have agreed that the refunding contemplated by this Agreement will require certain amendments to the Transaction Documents; and

          [WHEREAS, on __________ __, 1995, at the direction of the Lessee and the Owner Participant, the Owner Trustee gave the Indenture Trustee notice of the redemption of the Initial Series Bonds on __________, 1995 (the "Refunding Date") and the Indenture Trustee gave notice of such redemption to the Holders of such Bonds, which notice provided, in accordance with Section 5.05(c) of the Indenture, that such redemption is conditional upon the receipt by the Indenture Trustee, on or prior to the Refunding Date, of moneys sufficient to pay the principal of, and the premium, if any, and interest on the Outstanding Bonds and that if such moneys shall not have been so received, said notice shall be of no force and effect and the Owner Trustee shall not be required to redeem the Outstanding Bonds, on the Refunding Date; and]

          WHEREAS, the parties hereto wish to cause the issuance of Refunding Bonds and other Additional Bonds (the "199_ Bonds") in order to provide funds to redeem the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith, including a portion of the premium on such Initial Series Bonds due on the Refunding Date; and

          WHEREAS, the Lessee proposes to enter into a Underwriting Agreement dated _______, 199_ (the "Refunding Underwriting Agreement"), with Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc. (the "Refunding Underwriters"); and

          WHEREAS, in connection with the aforesaid, it will be necessary for the Owner Participant, the Lessee, Meridian Trust Company, in its individual capacity and as Owner Trustee, and The Bank of New York, in its individual capacity and as Indenture Trustee, subject to the conditions set forth herein, to enter into Amendment No. 1, dated as of _____________ __, 1995, to the Participation Agreement ("PA Amendment No. 1"), to make certain amendments and add certain provisions thereto; and

          WHEREAS, Section 10.01 of the Indenture provides, among other things, that the Owner Trustee and Indenture Trustee may, without consent of the Holders of Outstanding Bonds, execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of Additional Bonds; and

          WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Indenture Trustee will execute Supplemental Indenture No. 2 to the Indenture, dated as of __________ __, 1995 ("Supplemental Indenture No. 2"), providing for the issuance under the Indenture of 1995 Bonds as contemplated in Supplemental Indenture No. 2; and

          WHEREAS, Section 10.03 of the Indenture provides, among other things, that, the Indenture Trustee may join in the execution of certain amendments to the Participation Agreement, and that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments of the Facility Lease; and

          WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Lessee will enter into Lease Supplement No. 1 to the Facility Lease, dated as of __________ __, 1995 ("Lease Supplement No. 1"), to make certain amendments to the Facility Lease; and

          WHEREAS, subject to the conditions set forth herein, the Owner Participant and the Lessee will enter into Amendment No. 1 dated as of __________ __, 1995 to the Tax Indemnification Agreement ("TIA Amendment No. 1"), to amend certain provisions of the Tax Indemnification Agreement; and

          WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 1, will be adjusted to take into effect, among other things, the additional Tax Assumptions set forth in TIA Amendment No. 1 and the additional Pricing Assumptions set forth in Schedule 1 to PA Amendment No. 1;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.

          For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms as set forth in Appendix A to the Participation Agreement.

          SECTION 2.     Issuance of 199_ Bonds by Owner
                         TRUSTEE; APPLICATION OF PROCEEDS.

          Subject to satisfaction or written waiver of the terms and conditions hereof and of Sections 2 and 10(c) of the Participation Agreement and Section
2.05 of the Indenture, on the Refunding Date, (a)(i) the Lessee, the Owner Participant, Meridian Trust Company, as Owner Trustee and The Bank of New York, as Indenture Trustee, shall enter into PA Amendment No. 1, (ii) the Lessee and the Lessor shall enter into Lease Supplement No. 1, (iii) the Owner Trustee and the Indenture Trustee shall enter into Supplemental Indenture No. 2, and (iv) the Lessee and the Owner Participant will enter into the TIA Amendment No. 1, and the Owner Participant shall pay to the Owner Trustee an additional equity
investment in the amount of $[      ] (the "Additional Equity Investment"); the
Lessee shall pay to the Owner Trustee Supplemental Rent in the amount of $[ ] and the Owner Trustee, on behalf of the Owner Participant, shall issue the 199_ Bonds in the principal amount of $___________ and apply the proceeds of the 199_ Bonds, the Additional Equity Investment and the Supplemental Rent to redeem the Series 2006 Bonds for an amount equal to _______% of the principal amount thereof, plus accrued interest thereon, to redeem the Series 2020 Bonds for an amount equal to _______% of the principal amount thereof, plus accrued interest thereon. The Owner Participant shall pay the Additional Equity Investment and the Lessee shall pay the Supplemental Rent directly to a special account established by the Owner Trustee with the Indenture Trustee. Upon receipt of the proceeds of the 199_ Bonds from the Refunding Underwriters in accordance with the Refunding Underwriting Agreement and the payments of the Owner Participant and the Lessee described above, the Indenture Trustee on behalf of the Owner Trustee shall (i) authenticate and deliver the 199_ Bonds of the series and in the aggregate principal amount and registered as designated in the Refunding Underwriting Agreement, and bearing interest at the rates per annum and in the amounts, respectively, set forth in Supplemental Indenture No. 2 and (ii) apply the proceeds of the 1995 Bonds and the payments of the Owner Participant and the Lessee pursuant to clause (b) hereof to the redemption of the Series 2006 Bonds and the Series 2020 Bonds.

          SECTION 3.  IMPLEMENTATION.

          (a) FORMS. The forms of PA Amendment No. 1, Supplemental Indenture No. 2, Lease Supplement No. 1 and TIA Amendment No. 1 are attached hereto as Exhibits A, B, C and D, respectively.

          (b) OBLIGATIONS OF THE OWNER PARTICIPANT. The Owner Participant hereby directs the Owner Trustee to execute and deliver this Refunding Agreement and the Refunding Underwriting Agreement and, subject to the terms and conditions hereof and of Sections 2 and 10(c) of the Participation Agreement and
Section 2.05 of the Indenture, the Owner Participant hereby agrees that, on the Refunding Date, it will execute and deliver TIA Amendment No. 1 and PA Amendment No. 1 and make the payments described in Section 2(b) and will direct (i) the Owner Trustee to execute and deliver PA Amendment No. 1, Supplemental Indenture No. 2 and Lease Supplement No. 1 (collectively, with this Refunding Agreement and TIA Amendment No. 1, the "Refunding Documents") in the forms of Exhibits A, B and C hereto, respectively, (ii) the Owner Trustee to instruct the Indenture Trustee to consent to Lease Supplement No. 1, (iii) the Owner Trustee to execute 199_ Bonds as contemplated by the Refunding Documents and the Refunding Underwriting Agreement and to request the Indenture Trustee to authenticate and deliver the 199_ Bonds pursuant to Section 2.05 of the Indenture and (iv) the Owner Trustee to execute and deliver all other agreements, instruments and certificates contemplated by the Transaction Documents, the Refunding Underwriting Agreement and the Refunding Documents. The Owner Participant hereby agrees for purposes of Section 7.01 of the Trust Agreement that actions taken under the Refunding Documents, the Refunding Underwriting Agreement, and any other instruments executed by the Owner Trustee pursuant to this Refunding Agreement are actions under the Trust Agreement and are included within the indemnity of the Owner Participant set forth in said Section 7.01 of the Trust Agreement.

          (c) INSTRUCTION AND CONSENT. Subject to satisfaction or written waiver of the terms and conditions of Section 2(b) and 10(c) of the Participation Agreement and Section 2.05 of the Indenture, (x) in accordance with Section 10.03 of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent, effective as of the Refunding Date, to Lease Amendment No. 1 and the Indenture Trustee hereby so consents and (y) in accordance with Sections 10.01 and 10.03 of the Indenture, the Owner Trustee and the Indenture Trustee hereby consent and agree to execute and deliver PA Amendment No. 1 and Supplemental Indenture No. 2 on the Refunding Date.

          (d) CONSENT OF LESSEE. In accordance with Section 7(b)(2) of the Participation Agreement, the Lessee hereby consents to the refunding of the Outstanding Initial Series Bonds as contemplated hereby.

          (e) RECORDATIONS AND FILINGS. The Lessee agrees that it will cause to be made the recordations and filings set forth in Schedule 1 hereto on or prior to the Refunding Date and represents that such filings and recordations are all the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's right, title and interest in and to the Undivided Interest and the Ground Lease Property and under the Facility Lease, as amended by Lease Supplement No. 1, and the security interest of the Indenture Trustee in the Indenture Estate under the Indenture, as amended by Supplemental Indenture No. 2.

          SECTION 4.  CONDITIONS PRECEDENT.

          (a) CONDITIONS PRECEDENT TO OBLIGATIONS OF OWNER PARTICIPANT AND LESSEE. The obligations of the Owner Participant and the Lessee to take the actions specified in Section 2 hereof on the Refunding Date shall be subject to the following conditions precedent:

              (i)   each of the representations and warranties set forth in
          Section 9(a)(1), (2), (3), (4), (5), (10), (11), (12), (19) and (20)
          of the Participation Agreement shall be true and correct as of the Refunding Date, provided that (a) all references therein to Closing Date shall be deemed to mean the Refunding Date, (b) the term Disclosure Documents shall be deemed to mean Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act prior to the date of the execution and delivery of the Refunding Agreement, and (c) the references in such clause (10) to March 31, 1990 shall be deemed to mean the last day of the fiscal quarter for which the most recent Quarterly Report on Form 10-Q has been filed with the SEC; and Lessee shall have delivered a certificate to such effect to the Owner Participant; and

             (ii) each of the representations and warranties of the Owner Participant set forth in Section 6(a)(1), (2), (3), (4) and (9) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and the Owner Participant shall have delivered a certificate to such effect to the Lessee;

            (iii) each of the representations and warranties of OT and Owner Trustee set forth in Section 7(a)(1), (2), (3), (4), (5), (6), (7) and
          (10) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and the OT and Owner Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

             (iv) each of the representations and warranties of IT and the Indenture Trustee set forth in Section 8(a) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and IT and the Indenture Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

              (v) the Refunding Underwriting Agreement shall have been executed and delivered;

             (vi) the Refunding Underwriters shall have purchased the 199_ Bonds pursuant to the Refunding Underwriting Agreement; and

            (vii) the conditions set forth in Sections 2 and 10(c) of the Participation Agreement shall have been satisfied or waived in writing;

provided, however, that the obligations of the Lessee shall not be subject to the conditions set forth in clause (i) above and the obligations of the Owner Participant shall not be subject to the conditions set forth in clause (ii) above.

          (b) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OWNER TRUSTEE. The obligations of the Owner Trustee to issue and deliver 199_ Bonds to the Refunding Underwriters on the Refunding Date shall be subject to (x) the simultaneous performance by the Refunding Underwriters of their obligations under the Refunding Underwriting Agreement and the payment by the Owner Participant and the Lessee of the amounts referred to in Section 2 hereof, and (y) the satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture to the participation by the Owner Trustee in the transactions contemplated by this Refunding Agreement.

          (c) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INDENTURE TRUSTEE. The obligations of the Indenture Trustee to take the action required by Section 2 hereof on the Refunding Date shall be subject to the satisfaction of the conditions set forth in Section 2.05 of the Indenture.

          SECTION 5.  REFUNDING EXPENSES.

          (a) REFUNDING EXPENSES. Subject to the provisions of this Section 5, with funds provided by the Owner Participant, the Owner Trustee hereby agrees that it will pay when due, or reimburse any Person who has previously paid the following costs and expenses ("Refunding Expenses"):

               (i) the reasonable legal fees and disbursements of the Owner Participant's Special Counsel (not to exceed $100,000), the Owner Participant's Tax Counsel (not to exceed $50,000), the Owner Trustee's Counsel (New York and Pennsylvania) and the Indenture Trustee's Counsel for their services rendered in connection with the execution and delivery of this Refunding Agreement and the other Refunding Documents;

               (ii) all stenographic, printing, reproduction, and other reasonable out-of-pocket expenses (other than investment banking or brokerage fees) incurred in connection with the transactions contemplated by the Refunding Documents and all other agreements, documents or instruments prepared in connection therewith (including all structuring computations and computerized lease analysis and travel related costs);

               (iii) all costs of issuance of the 199_ Bonds, including, without limitation, the costs of preparing the Refunding Underwriting Agreement, and all filing fees relating to any Registration Statement for the 199_ Bonds and the fees, expenses and disbursements of the law firms referred to in clause (i) above, and of counsel to the Refunding Underwriters, rating agency fees and the fees and commissions of the Refunding Underwriters;

               (iv) all fees of the Owner Trustee and the Indenture Trustee in connection with the review, execution and delivery of this Refunding Agreement and the other Refunding Documents; and

               (v) any other fees, expenses, disbursements and costs as the Lessee and the Owner Participant shall have agreed are payable pursuant to this Section 5(a).

          Subject to the provisions of paragraphs (b) and (c) below, funds for the payment of Refunding Expenses will be provided by the Owner Participant to the Owner Trustee and the Owner Trustee will promptly disburse such funds upon written authorization from the Owner Participant. The amount of Refunding Expenses payable by the Owner Trustee shall not exceed $______________.

          (b) PAYMENTS. Payments or reimbursements of Refunding Expenses shall be made (i) on the Refunding Date to the extent invoiced and approved by the Owner Participant on or prior to the Refunding Date, and (ii) to the extent not previously paid pursuant hereto as promptly as practicable, and in any event not later than 10 Business Days after being invoiced. Each party hereto shall use its best efforts to prepare, and cause any Person acting for it to prepare, and submit as soon as practicable and in any event not later than 30 days after the Refunding Date any invoice of such Person in respect of Refunding Expenses. Promptly after the payment of such Refunding Expenses, such adjustments to Basic Rent and the Value Schedules as are required by Section 3(e)(ii) of the Facility Lease shall be made.

          (c) LESSEE'S INDEMNITY; FURTHER OBLIGATION. Notwithstanding anything in this Section 5 to the contrary, in the event the transactions contemplated by this Refunding Agreement shall not be consummated, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee and the Owner Participant with respect to all losses, costs and expenses whatsoever incurred by them as a result of the pursuit of such transactions, including, without limitation, all Refunding Expenses (which shall, in such an instance, be deemed to include, without limitation, all losses, costs and expenses whatsoever incurred by the Owner Participant pursuant to this Agreement and Section 7.01 of the Trust Agreement) unless, in the case of the Owner Participant, such failure to consummate shall result solely from the Owner Participant's default in making its investment as contemplated in
Section 2(b) hereunder. Furthermore, in the event that the Refunding Expenses shall exceed the funds available to the Owner Trustee pursuant to paragraph (a) for the payment of Refunding Expenses, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee and the Owner Participant with respect to, all such excess Refunding Expenses.

          SECTION 6.  MISCELLANEOUS.

          (a) EXECUTION. This Refunding Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (b) GOVERNING LAW. This Refunding Agreement shall be governed by, and be construed in accordance with, the laws of the State of New York.

          (c) CONCERNING THE OWNER TRUSTEE. OT is entering into this Refunding Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of the Owner Trustee are made and intended not as personal agreements of OT but are made and intended for the purpose of binding only the Trust Estate.

          (d) CONCERNING THE INDENTURE TRUSTEE. IT is entering into this Refunding Agreement solely as Indenture Trustee under the Indenture and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the respective agreements herein made on the part of the Indenture Trustee are made and intended not as personal agreements for IT, but are made and intended solely as the agreements of the Indenture Trustee pursuant to the Indenture, in the exercise of the powers and authority conferred and vested in the Indenture Trustee pursuant to the Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Refunding Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.

                               FINANCIAL LEASING CORPORATION,
                                 as Owner Participant


                              By
                                --------------------------------
                                Name:
                                Title:

                              MERIDIAN TRUST COMPANY, not in its
                              individual capacity, but solely as
                              Owner Trustee under the Trust
                              Agreement

                              By
                                --------------------------------
                                Name:
                                Title:

                              THE BANK OF NEW YORK, not in its
                              individual capacity but solely as
                              Indenture Trustee

                              By
                                ---------------------------------
                                Name:
                                Title:

                              THE UNITED ILLUMINATING COMPANY, as
                              Lessee


                              By
                                ----------------------------------
                                Name:
                                Title:

                                  SCHEDULE 1

                           RECORDATIONS AND FILINGS


Land Record Filings with Registry of Deeds, Rockingham County, New Hampshire

          1.   Amendment No. 1 to the Participation Agreement

          2.   Lease Supplement No. 1 to the Facility Lease

          3.   Supplemental Indenture No. 2 to the Indenture

                                                                  EXHIBIT A
================================================================================




                                AMENDMENT NO. 1
                         dated as of ________ __, 1995

                                      to

                            PARTICIPATION AGREEMENT

                                     among

                        FINANCIAL LEASING CORPORATION,

                             as Owner Participant


                            MERIDIAN TRUST COMPANY,
              as Owner Trustee under Trust Agreement, dated as of
                  August 1, 1990, with the Owner Participant,


                             THE BANK OF NEW YORK,
               as Indenture Trustee under Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented, with the Owner Trustee,

                                      and

                       THE UNITED ILLUMINATING COMPANY,

                                   as Lessee

================================================================================

                  Refunding of Initial Series Bonds issued in connection with the Sale and Leaseback of an Undivided Interest in Unit No. 1 of the
                  Seabrook Nuclear Power Plant


================================================================================

                This AMENDMENT NO. 1, dated as of __________ __, 1995 to PARTICIPATION AGREEMENT ("PA Amendment No. 1"), among FINANCIAL LEASING CORPORATION, a Massachusetts corporation (the "Owner Participant"), MERIDIAN TRUST COMPANY, a Pennsylvania trust company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, and THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the "Lessee"),

                             W I T N E S S E T H:

                WHEREAS, the parties to this PA Amendment No. 1 are parties to the Participation Agreement, dated as of August 1, 1990 (the "Participation Agreement"); and

                WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided Interest; and

                WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of the Bonds theretofore issued and then Outstanding upon the satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

                WHEREAS, the Lessee, the Lessor, the Owner Participant, the Owner Trustee and the Indenture Trustee have entered into Refunding Agreement, dated as of _______ __, 199_, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds, to provide funds to redeem the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith; and

                WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Initial Series Bonds through the issuance of Additional Bonds in amounts sufficient to finance transaction expenses associated with the refinancing and a portion of premium on the Refunded Bonds, and accordingly have agreed that the refunding contemplated by the Refunding Agreement will require certain amendments to the Transaction Documents; and

                WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 2, have been adjusted to take into effect, among other things, the additional Tax Assumptions set forth on TIA Amendment No. 1 and the additional Pricing Assumptions set forth on Schedule 1 hereto;

                NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                SECTION 1.  DEFINITIONS.

                For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms as set forth in Appendix A to the Participation Agreement.

                SECTION 2. AMENDMENTS.

                (a) Schedule 5 to the Participation Agreement is hereby amended to include the additional Pricing Assumptions set forth on Schedule 1 hereof.

                (b) Section 9(b)(3)(iv) of the Participation Agreement shall be amended by deleting the text thereof in its entirety and substituting in lieu thereof the following:

                               (iv) BONDS. The Lessee will not, nor will it permit any of its Affiliates to, acquire any of the Bonds without the written consent of the Owner Participant; PROVIDED, HOWEVER, that the Lessee may purchase Bonds without such consent so long as (A) the amount of Bonds held at any time by the Lessee (and any Affiliates) does not exceed 25% in aggregate principal amount of the Bonds Outstanding, (B) no such Bonds are so acquired prior to 18 months following the date of the initial authentication and delivery of the 1995 Bonds (as defined in the Indenture), and (C) the Lessee shall have notified the Indenture Trustee that it holds such Bonds so that, in determining whether or not the Holders of the requisite principal amount of the Bonds Outstanding under the Indenture, or the Outstanding Bonds of any series, have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether or not a quorum is present at a meeting of Holders, such Bonds be disregarded and deemed not Outstanding.

                (c) Section 12(a) thereof is amended by (i) inserting the words "or Refunding Expenses" immediately after the words "Transaction Expenses" and immediately before "or included" on the thirteenth line of page 34; (ii) insert the words "or Refunding Expenses" immediately after the words "Transaction Expenses" and immediately before ", the reasonable fees" on the fourteenth line of page 34; and (iii) insert the words "or Refunding Expenses to be paid by the Owner Trustee pursuant to PA Amendment No. 1" in (3) immediately after the words "Section 13(a)" and immediately before the words ", (4) for any".

                (d) Section 12(b)(2) (xi) therefore is amended by inserting the words "or Refunding Expenses" immediately after the words "Transaction Expenses" and immediately before the semi-colon.

                (e) Appendix A to the Participation Agreement is hereby amended by adding the following definitions thereto:

                       REFUNDING AGREEMENT shall mean the Refunding Agreement, dated as of _______, 199_, among the Owner Participant, the Owner Trustee, the Indenture Trustee and the Lessee.

                       REFUNDING EXPENSES shall have the meaning set forth in the Refunding Agreement.

                (f) The definition of Net Economic Return set forth in Appendix A is hereby amended in its entirety to be as follows:

       NET ECONOMIC RETURN shall mean:

               (i) the net after-tax economic yield expected by the Owner Participant as of the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture) with respect to the Undivided Interest, calculated using the Assumptions and the computations of Basic Rent, Casualty Values and Special Casualty Values derived therefrom (the"SCHEDULES AND ASSUMPTIONS") as such yield shall be adjusted pursuant to and in accordance with
Section 3 of the Facility Lease and as agreed between the Lessee and the Owner Participant; and

               (ii)(a) until June 30, 2001 and thereafter if the License Extension is granted by such date, the sum of after-tax cash flow over the Basic Lease Term at least equal to that expected by the Owner Participant as of the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture) calculated using the Schedules and Assumptions (the "ORIGINAL AFTER-TAX CASH FLOW") or (b) after June 20, 2001 if the License Extension is not granted by such date, the product of the Original After-Tax Cash Flow multiplied by a fraction (I) the numerator of which is the number of months in the Basic Lease Term (assuming the License Extension is not granted) and (II) the denominator of which is the number of months in the Basic Lease Term (assuming the License Extension is granted); and

               (iii) the same general pattern of after-tax Earnings originally expected by the Owner Participant as of the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture) calculated using the Schedules and Assumptions.

       Notwithstanding the above, nothing in this definition shall be construed to obligate the Lessee to restore any portion of a reduction in Earnings where such portion of the reduction is due to events other than changes in Basic Rent provided for in the Transaction Documents, including, by example, changes in Financial Accounting Standards Board Statement No. 13 occurring after the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture).

       For the purposes of this definition, the Assumptions shall be deemed to include the assumptions that (i) the Owner Participant is fully taxable during the entire Basic Lease Term (PROVIDED, HOWEVER, that nothing in this definition or the Participation Agreement shall be construed to be a representation by the Owner Participant as to the actual residual value assumed by the Owner Participant for purposes of calculating its earnings according to Financial Accounting Standards Board Statement No. 13 accounting or for any other purpose) and (ii) none of the Investment is comprised of borrowed funds.

                (g) The definition of Transaction Documents set forth in Appendix A is hereby amended by adding after the word "Bonds" the words "and the Refunding Agreement".

                SECTION 3.  MISCELLANEOUS.

                (a) EXECUTION. This PA Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                (b) GOVERNING LAW. This PA Amendment No. 1 shall be governed by, and be construed in accordance with, the laws of the State of New York.

                (c) CONCERNING THE OWNER TRUSTEE. OT is entering into this PA Amendment No. 1 solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of the Owner Trustee are made and intended not as personal agreements of OT but are made and intended for the purpose of binding only the Trust Estate.

                (d) CONCERNING THE INDENTURE TRUSTEE. IT is entering into this PA Amendment No. 1 solely as Indenture Trustee under the Indenture and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the respective agreements herein made on the part of the Indenture Trustee are made and intended not as personal agreements for IT, but are made and intended solely as the agreements of the Indenture Trustee pursuant to the Indenture, in the exercise of the powers and authority conferred and vested in the Indenture Trustee pursuant to the Indenture.

                IN WITNESS WHEREOF, the parties hereto have caused this PA Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized.

                                FINANCIAL LEASING CORPORATION,
                                  as Owner Participant


                                By
                                   ___________________________
                                    Name:
                                    Title:

                                MERIDIAN TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement

                                By
                                   ____________________________________
                                   Name:
                                   Title:

                                THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

                                By
                                  _____________________________________
                                  Name:
                                  Title:

                                THE UNITED ILLUMINATING COMPANY, as
                                Lessee


                                By
                                   __________________________________
                                   Name:
                                   Title:

                                  SCHEDULE 1

                              PRICING ASSUMPTIONS


Basic Rent, Casualty Values and Special Casualty Values, as set forth in the
Facility Lease, as amended by Supplement No. 2, dated as of    , 199 , for dates
occurring after the Refunding Date set forth below, have been computed on the basis of the following pricing assumptions which hereby supplement and amend
Schedule 5 to the Participation Agreement:

1.      Refunding Date: _________, 199_.

2.      Interest Rate and Amortization of 199_ Bonds:

              See Supplemental Indenture No. 2, dated as of _______, 199_

3.      Refunding Expenses:            $_____ paid by the Owner
Trustee on the Refunding Date (amortized on a straight-line basis during the period commencing on the Refunding Date and ending on the last day of the Basic Lease Term).

4.      Accrued Interest:              $_____ paid by the Owner
Trustee on the Refunding Date as interest from _________, 199_ to the Refunding Date on the Initial Series Bonds which are redeemed on the Refunding Date.

5.      Premium:                       $_____ paid by the Owner
Trustee on the Refunding Date in respect of the premium on the Initial Series Bonds redeemed on the Refunding Date.

6.      199_ Bonds:                    $_____ issued by the Owner
Trustee in accordance with the Refunding Agreement, the Supplemental Indenture No. 2, dated as of _______, 199_, and other Transaction Documents and not in excess of 105% of the outstanding principal amount of the Initial Series Bonds as of the Refunding Date.

7.      Additional Equity
          Investment:                  $_____ funded by the Owner
Trustee or the Owner Participant, as the case may be, on the Refunding Date.

8.      Supplemental Rent:             $_____ paid by the Lessee
on the Refunding Date.

9.      Owner Participant's
         Marginal State Tax Rate(s):   9.5281%; 9%, beginning in
                                       fiscal year 1991.

10.     Owner Participant's Marginal
          Federal Tax Rate(s):         34%; 35%, beginning in
                                       fiscal year 1991.

11.     Tax Payment Method(s):         90/10;
                                       93/7, beginning in fiscal year 1992;
                                       97/3, beginning in fiscal year 1993;
                                       100/0, beginning in fiscal year 1994.

                                                                       EXHIBIT B


==============================================================================




                         SUPPLEMENTAL INDENTURE NO. 2

                           dated as of _______, 1995

                                    to the

                    INDENTURE OF MORTGAGE AND DEED OF TRUST

                          dated as of August 1, 1990


                                     among


                            MERIDIAN TRUST COMPANY,

                        not in its individual capacity,
            but solely as Owner Trustee under the Trust Agreement,

                        THE UNITED ILLUMINATING COMPANY


                                      and


                             THE BANK OF NEW YORK,

                             as Indenture Trustee

=============================================================================


                     Issuance of Bonds in connection with
                     the Lease of an Undivided Interest in
                Unit No. 1 of the Seabrook Nuclear Power Plant

=============================================================================

      This SUPPLEMENTAL INDENTURE NO. 2, dated as of _______, 1995, to the INDENTURE OF MORTGAGE AND DEED OF TRUST, dated as of August 1, 1990 (such instrument being herein called the "ORIGINAL INDENTURE," and the Original Indenture, as previously supplemented by the Supplemental Indenture and as supplemented by this Supplemental Indenture No. 2 and as it may be further supplemented from time to time by all other indentures supplemental thereto, being herein called the "INDENTURE"), among MERIDIAN TRUST COMPANY, a Pennsylvania trust company having its principal office and mailing address at 35 North Sixth Street, Reading, Pennsylvania 19601, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as trustee (the "OWNER TRUSTEE") under the Trust Agreement (such term and all other capitalized terms used herein and not defined herein having the meanings ascribed thereto in Appendix A to the Original Indenture), THE UNITED ILLUMINATING COMPANY, a Connecticut corporation having its principal office and mailing address at 80 Temple Street, New Haven, Connecticut 06506 (the "LESSEE"), and THE BANK OF NEW YORK, a New York banking corporation having its principal corporate trust office at 101 Barclay Street, New York, New York 10286 (the "INDENTURE TRUSTEE"),


                             W I T N E S S E T H:

      WHEREAS, the Owner Trustee and the Lessee have executed and delivered to the Indenture Trustee the Original Indenture providing, among other things, for the issuance from time to time of Bonds of one or more series;

      WHEREAS, Section 10.01 of the Original Indenture provides, among other things, that the Lessee and Owner Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Original Indenture for the purpose of, among other things, establishing the form and terms of Bonds of any series permitted by Sections 2.01 and 2.04 of the Original Indenture;

      WHEREAS, in order to finance a portion of the Purchase Price of the Undivided Interest, the Owner Trustee issued the Initial Series Bonds in two series as provided in the Supplemental Indenture;

      [WHEREAS, on _________, 1995, at the direction of the Lessee and the Owner Participant, the Owner Trustee gave the Indenture Trustee notice of the redemption of the Initial Series Bonds on __________, 199_ (the "First Refunding Date") and the Indenture Trustee gave notice of such redemption to the Holders of such Bonds, which notice provided, in accordance with Section 5.05 of the Original Indenture, that such redemption is conditional upon the receipt by the Indenture Trustee on or prior to the First Refunding Date, of moneys sufficient to pay the principal of, and the premium, if any, and interest on the Outstanding Bonds and that if such moneys shall not have been so received, said notice shall be of no force and effect and the Owner Trustee shall not be required to redeem the Outstanding Bonds on the First Refunding Date];

      WHEREAS, in order to provide funds to so redeem the Initial Series Bonds on the First Refunding Date and to pay certain other costs incurred in connection therewith, the Owner Trustee and the Lessee (x) desire the issuance by the Owner Trustee of Additional Bonds in [two] series to be designated as hereinafter provided and (y) have requested the Indenture Trustee to enter into this Supplemental Indenture No. 2 for the purpose of establishing the form and terms of the Bonds of such series;

      WHEREAS, all action on the part of the Owner Trustee and the Lessee necessary to authorize the execution and delivery of this Supplemental Indenture No. 2 and the issuance of the aforesaid 199__ Bonds has been duly taken; and

      WHEREAS, all acts and things necessary (x) to make the Bonds of the series herein created and established, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee as provided in the Original Indenture, the legal, valid, and binding obligations of the Owner Trustee and
(y) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms have been done and performed, and the execution of this Supplemental Indenture No. 2 and the creation and issuance under the Original Indenture of such Bonds have in all respects been duly authorized.

      NOW, THEREFORE, in order to establish the form and terms, and to authorize the authentication and delivery, of the Bonds of the series herein created and established, and in consideration of the premises, of the purchase of such Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Trustee and the Lessee each covenant and agree with the Indenture Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:


                                  ARTICLE ONE

                                The 199_ Bonds

SECTION 1.01.  TERMS OF THE BONDS.

      There are hereby created and established two separate series of Bonds designated, respectively, "SEABROOK 1 SECURED LEASE OBLIGATION BONDS, ___% SERIES DUE ___________" (hereinafter sometimes called the "SERIES [A] BONDS") and "SEABROOK 1 SECURED LEASE OBLIGATION BONDS, ____% SERIES DUE _______" (hereinafter sometimes called the "SERIES [B] BONDS"). The Series [A] Bonds and the Series [B] Bonds are hereinafter sometimes referred to, collectively, as the "199__ BONDS". The 199__ Bonds of each series shall be issued in the aggregate principal amounts, shall bear interest at the rates per annum and shall have the Stated Maturities of principal set forth below:

                            ORIGINAL
                            PRINCIPAL     INTEREST      STATED
                            AMOUNT          RATE        MATURITY
                            ---------     --------      --------
Series [A] Bonds . . . . .  $                    %

Series [B] Bonds . . . . .  $
                            ---------
                            $

      The Series [A] Bonds and the Series [B] Bonds shall be substantially in the form of Exhibit A hereto. The interest on the 199__ Bonds of each series shall be due and payable as and from the most recent interest payment date to which interest has been paid or duly provided for or, with respect to any 199__ Bond issued prior to the first interest payment date, the date of original issuance thereof, semiannually on January 2 and July 2 in each year, commencing ____________, 1996, until the principal amount of the Bonds of such series has been paid in full or duly provided for. Payment of the principal of and premium, if any, and interest on each 199__ Bond shall be made to the Holder thereof upon presentation and surrender thereof at the corporate trust office of any Paying Agent, except that payments of interest and Installment Payment Amounts on such Bond, other than such amounts payable on the Stated Maturity thereof, shall be made without presentation or surrender thereof, by check drawn upon the Paying Agent and mailed to the address of the Holder of such Bond as such address shall appear in the Bond Register and except that if such Holder shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Owner Trustee, the Lessee, the Indenture Trustee and such Holder.

SECTION 1.02.  INSTALLMENT PAYMENTS OF PRINCIPAL

      (a) INSTALLMENT PAYMENTS. On each Installment Payment Date set forth below, the Owner Trustee shall pay an installment of principal of each 199__ Bond of each series equal in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount (as hereinafter defined) of such Bond. "Original Principal Amount," when used with respect to the 199__ Bonds of either series, means the principal amount identified as such on the face of such Bond.

              Installment         Installment Payment Percentage
             Payment Date         -------------------------------
             ------------         Series [A]            Series [B]
                                   Bonds                 Bonds
                                  ----------            ----------




































      (a) CERTAIN ADJUSTMENTS TO INSTALLMENT PAYMENTS. (1) The principal amount of 199__ Bonds of either series to be paid in installments on the Installment Payment Dates and Stated Maturity for such series may be adjusted (an "INSTALLMENT PAYMENT ADJUSTMENT") at the discretion of the Owner Trustee, under the circumstances and subject to the conditions set forth in Section 2(c) of the Participation Agreement; PROVIDED, HOWEVER, that no Installment Payment Adjustment shall be made by the Owner Trustee which shall (x) cause the average life of the 199__ Bonds of either series (measured from the date of initial issuance thereof and calculated in accordance with generally accepted financial practice) to be increased or decreased by more than six months, except in the case of such an adjustment occasioned by failure of the Lessee to obtain the License Extension, in which case no Installment Payment Adjustment shall cause the average life of the 199__ Bonds of either series (measured as aforesaid) to be decreased by more than twenty-four months and in which case, such Installment Payment Adjustment shall result in the final payment or redemption of the 199__ Bonds of such series being scheduled to occur no later than the last day of the Basic Lease Term, or (y) extend the Stated Maturity of Principal of the 199__ Bonds of either series. In the event it elects to make an Installment Payment Adjustment, the Owner Trustee shall deliver to the Indenture Trustee and the Lessee, at least 45 days prior to the first Installment Payment Date proposed to be effected by such adjustment, an Owner Trustee Request, prepared by the Owner Participant and the Lessee, (A) stating that the Owner Trustee has elected to make an Installment Payment Adjustment as contemplated in this subsection, (B) setting forth a revised Installment Payment Percentage schedule applicable to the 199__ Bonds of each series with respect to which an Installment Payment Adjustment is to be made, and (C) attaching thereto calculations showing that
(i) the average life of the 199__ Bonds of the affected series shall not be decreased or increased except as permitted by this subsection (b) and (ii) the Stated Maturity of principal of the 199__ Bonds of the affected series shall not be extended as a result of such adjustment. The Indenture Trustee may rely on such Owner Trustee Request and shall have no duty with respect to the calculations referred to in the foregoing clause (C), other than to make them available for inspection upon reasonable notice by any Holder at the Corporate Trust Office. The Indenture Trustee shall send to each Holder of 199__ Bonds of the series in respect of which an Installment Payment Adjustment has been made, in the manner provided in Section 1.06 of the Original Indenture and at least 30 days before the first Installment Payment Date to be affected thereby, a revised schedule giving effect to such Installment Payment Adjustment.

            (2) In the event that there shall have been any partial redemption of the Bonds of either series (other than pursuant to principal installment payments), each Installment Payment Amount for each 199__ Bond of a series subsequent to such redemption shall be reduced by an amount equal to the amount obtained by multiplying such Installment Payment Amount as in effect prior to such redemption by a fraction of which the numerator shall be the aggregate principal amount of 199__ Bonds of such series redeemed pursuant to such partial redemption, and the denominator shall be the aggregate unpaid principal amount of 199__ Bonds of such series Outstanding immediately prior to such redemption.

SECTION 1.03.  OTHER REDEMPTION.

      The 199__ Bonds of each series shall be subject to redemption, at the option of the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Price of 100% of the unpaid principal amount of the 199__ Bonds of each series to be so redeemed, plus accrued interest, if any, thereon to the Redemption Date, plus, if such redemption is made prior to the applicable Premium Termination Date, the Make-Whole Premium, if any. "Make-Whole Premium" shall mean, with respect to the principal amount of any 199__ Bond to be redeemed on any Redemption Date, the amount which the Investment Banker determines as of the third Business Day prior to such Redemption Date to equal the product obtained by multiplying (a) the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest from the Redemption Date to maturity of such 199_ Bond, computed on a semi-annual basis by discounting such payments on each January 2 and July 2 at a rate equal to the Treasury Rate, based on a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such 199__ Bond plus any accrued but unpaid interest thereon by (b) a fraction the numerator of which shall be the principal amount of such 199_ Bond to be redeemed on such Redemption Date and the denominator of which shall be the aggregate unpaid principal amount of such 199__ Bond; provided that the aggregate unpaid principal amount of such 199__ Bond for the purpose of clauses
(a)(ii) and (b) of this definition shall be determined after deducting the principal installment, if any, due on such Redemption Date. "Premium Termination Date" means _________ for a Series [A] Bond and _______ for a Series [B] Bond. "Investment Banker" shall mean an independent investment banking institution of national standing appointed by Lessee or, if the Indenture Trustee does not receive notice of such appointment at least ten days prior to a scheduled Redemption Date or if an Event of Default under the Facility Lease shall have occurred and be continuing, appointed by the Owner Trustee. "Treasury Rate" shall mean, with respect to each 199_ Bond to be redeemed, a per annum rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity of United States Treasury securities maturing on the Average Life Date of such 199__ Bond, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities (A) one maturing as close as possible to, but earlier than, the Average Life Date of such 199__ Bond and (B) the other maturing as close as possible to, but later than, the Average Life Date of such 199__ Bond, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such 199__ Bond is reported in the most recent H.15(519), as published in H.15(519)). H.15(519) means "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third business day prior to the applicable Redemption Date. "Average Life Date" shall mean, with respect to any 199__ Bond to be redeemed, the date which follows the redemption date by a period equal to the Remaining Weighted Average Life of such 1995 Bond. "Remaining Weighted Average Life" shall mean, with respect to any 199_ Bond to be redeemed, the number of days equal to the quotient obtained by dividing (A) the sum of the products obtained by multiplying (1) the amount of each remaining principal payment on such 199__ Bond by (2) the number of days from and including the redemption date, to but excluding the scheduled payment date of such principal payment by (B) the unpaid principal amount of such 199__ Bond.

SECTION 1.04  SELECTION BY INDENTURE TRUSTEE OF BONDS TO BE
              REDEEMED.

      Anything to the contrary in Section 5.04(a) of the Original Indenture notwithstanding, if fewer than all of the 199__ Bonds of either series are to be redeemed, the particular Bonds of such series to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Indenture Trustee by prorating, as nearly as practicable, the principal amount of such Bonds to be redeemed among the Holders of such Bonds.

SECTION 1.05 SINKING FUND REDEMPTION. There shall be no Sinking Fund for the retirement of the 199__ Bonds of either series.

                                  ARTICLE TWO

                            AMENDMENT OF INDENTURE

SECTION 2.01.  AMENDMENTS.

      (a) Appendix A to the Indenture is hereby amended by adding the following definitions thereto:

            "AMORTIZING BONDS," shall mean any Bond the principal of which is payable in installments on an Installment Payment Date.

            "INSTALLMENT PAYMENT AMOUNT," when used with respect to any Bond the principal of which is payable in installments means the amount of the installment payment of principal due and payable on each Installment Payment Date other than the Stated Maturity date thereof.

            "Installment Payment Date," when used with respect to any Bond the principal of which is payable in installments means each date on which an installment payment of principal is due and payable on such Bond, as set forth in the Series Supplemental Indenture creating the Bonds of such series.

      (b) Appendix A to the Indenture is hereby further amended by deleting the definitions "Regular Record Date," "Special Record Date" and "Stated Maturity" in their entirety and substituting in lieu thereof the following:

            "REGULAR RECORD DATE" for the Stated Maturity of any installment of interest on the Bonds of any series or for the Installment Payment Date of any installment of principal of the Bonds and any series for which principal is payable from time to time without presentation or surrender means the 15th day (whether or not a Business Day) of the month immediately preceding the month in which such Stated Maturity or Installment Payment Date, as the case may be, occurs, or any other date specified for such purpose in the Series Supplemental Indenture setting forth the terms of the Bonds of such series.

            "SPECIAL RECORD DATE" for the payment of any defaulted interest or any defaulted Installment Payment Amount means a date fixed by the Indenture Trustee pursuant to Section 2.11 of the Indenture.

            "STATED MATURITY," when used with respect to the principal of any Bond or any installment of interest thereon, means the date specified in such Bond as the fixed date on which such principal or such installment of interest is due and payable; provided, however, that, with respect to any Bond the principal of which is payable in installments without presentment or surrender, Stated Maturity shall mean the date specified in such Bond as the fixed date on which the final payment of such Bond is due and payable.

      (c) Section 1.13 of the Original Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

            SECTION 1.13. LEGAL HOLIDAYS. In any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any Bond, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (any provision of this Indenture or of such Bond to the contrary notwithstanding) payment of interest or principal, or both, and premium, if any, shall be made on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Installment Payment Date, Stated Maturity or date on which such defaulted interest or principal was proposed to have been paid, and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Installment Payment Date, Stated Maturity or date for the payment of defaulted interest or principal, as the case may be, to such next succeeding Business Day.

      (d) Section 2.11 of the Original Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

            SECTION 2.11.  PAYMENT OF INTEREST, ETC.; INTEREST RIGHTS PRESERVED.
      (a) Any Installment Payment Amount, or interest on any Bond which is payable, and is punctually paid or duly provided for, at any Installment Payment Date or any Stated Maturity of an installment of interest shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest. Payment of interest on any Bond shall be made by check drawn upon the Paying Agent and mailed to the address of the Holder entitled thereto as such address shall appear in the Bond Register or in such other manner as shall be established in the Series Supplemental Indenture creating the series of which such Bond is a part. Payment of the principal of and premium, if any, on any Bond shall be made to the Holder of such Bond upon presentation and surrender thereof at the office or agency maintained for such purpose pursuant to Section 4.04 or in such other manner as shall be established in the Series Supplemental Indenture creating the series of which such Bond is a part. Payment as aforesaid shall be made in such coin or currency of the United States of America as, at the time of payment, is legal tender for the payment of public and private debts.

            (b) Any Installment Payment Amount or any interest on any Bond of any series which is payable, but is not punctually paid or duly provided for, at any Installment Payment Date or any Stated Maturity of an installment of interest shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, to the extent that the Owner Trustee has elected to pay such defaulted interest or principal as provided in subparagraph (1) or (2) below:

                  (1) The Owner Trustee may elect to make payment of any defaulted interest or principal to the Persons in whose names the Bonds of such series in respect of which interest is in default (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such defaulted interest or principal, which shall be fixed in the following manner. The Owner Trustee shall notify the Indenture Trustee and, if other than the Indenture Trustee, the Paying Agent, in writing of the amount of defaulted interest or principal proposed to be paid on each such Bond and the date of the proposed payment (which date shall be such as to enable the Indenture Trustee to comply with the next sentence hereof), and at the same time there shall be deposited with the Indenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or principal or there shall be made arrangements satisfactory to the Indenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest or principal as in this subparagraph provided and not as part of the Indenture Estate. Thereupon the Indenture Trustee shall fix a Special Record Date for the payment of such defaulted interest or principal, which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment. The Indenture Trustee shall promptly notify the Owner Trustee, the Lessee and, if other than the Indenture Trustee, the Bond Registrar of such Special Record Date and, in the name and at the expense of the Owner Trustee, shall give notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor to each Holder of such series in the manner provided in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor having been given as aforesaid, such defaulted interest or principal shall be paid to the Persons in whose names the Bonds of such series (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subparagraph (2).

                  (2) The Owner Trustee may make, or cause to be made, payment of any defaulted interest or principal in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds in respect of which interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Owner Trustee to the Indenture Trustee of the proposed payment pursuant to this subparagraph, such payment shall be deemed practicable by the Indenture Trustee.

            (c) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond, and each such Bond shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

      (e) The Original Indenture is hereby amended by adding a new Section 2.17 thereto immediately following Section 2.16 as follows:

            SECTION 2.17. PRINCIPAL AMOUNT OF BONDS PAYABLE WITHOUT PRESENTMENT OR SURRENDER. All references in this Indenture to the principal amount of any Bond shall, when used with respect to Amortizing Bonds, shall mean the unpaid principal amount thereof, except that, for purposes of Sections 2.08, 2.09, 2.10 and 5.07 of this Indenture, principal amount shall, when used with respect to any such Bond, refer to the original principal amount thereof prior to the payment of any Installment Payment Amounts. Notwithstanding anything herein or in any Bond to the contrary, with respect to each Amortizing Bond, the unpaid principal amount thereof recorded on the Bond Register shall be controlling as to the remaining unpaid principal amount thereof.

      (f) The Original Indenture is hereby amended by deleting from Section 11.01(a) the clause "to pay, when due, the principal of and premium, if any, and interest due and to become due on such Bonds or portions thereof on and prior to the Stated Maturity or Redemption Date thereof, as the case may be" and substituting in lieu thereof the following:

                      to pay, when due, the principal of
                      and premium, if any, and interest
                      due and to become due on such Bonds
                      or portions thereof on and prior to
                      the Stated Maturity or Redemption
                      Date thereof, including, without
                      limitation, on any Installment
                      Payment Date, as the case may be

      (g) The Original Indenture is hereby amended by adding the words ", Installment Payment Dates" after the words "Stated Maturity" each time such words "Stated Maturity" appear in Section 11.03.

      (h) the Original Indenture is hereby amended by deleting Section 8.01 in its entirety and substituting in lieu thereof the following:

                            SECTION 8.01.     CERTAIN DUTIES
                      AND RESPONSIBILITIES.  (a) The
                      Indenture Trustee shall have and be
                      subject to all the duties and
                      responsibilities specified with
                      respect to an indenture trustee in
                      the Trust Indenture Act.

                            (b)   No provision of this
                      Indenture shall require the
                      Indenture Trustee to expend or risk
                      its own funds or otherwise incur
                      any financial liability in the
                      performance of any of its duties
                      hereunder, or in the exercise of
                      any of its rights or powers, if it
                      shall have reasonable grounds for
                      believing that repayment of such
                      funds or adequate indemnity against
                      such risk or liability is not
                      reasonably assured to it.

                            (c)   Whether or not therein
                      expressly so provided, every
                      provision of this Indenture
                      relating to the conduct or
                      affecting the liability of or
                      affording protection to the
                      Indenture Trustee shall be subject
                      to the provisions of this Section.

      (i)   The Original Indenture is hereby amended by deleting from Section
8.03 the words "Except as otherwise provided in Section 8.01" and substituting in lieu thereof the following:

                      Subject to the provisions of
                      Section 8.01 and to the applicable
                      provision of the Trust Indenture Act

      (j) The Original Indenture is hereby amended by deleting Section 8.08 in its entirety and substituting in lieu thereof the following:

                            SECTION 8.08. DISQUALIFICATION; CONFLICTING INTERESTS. If the Indenture
                      Trustee shall have or acquire any
                      conflicting interest within the
                      meaning of the Trust Indenture Act,
                      it shall either eliminate such
                      conflicting interest or resign to
                      the extent, in the manner and with
                      the effect, and subject to the
                      conditions, provided in the Trust
                      Indenture Act and this Indenture.

      (k) The Original Indenture is hereby amended by adding the words "and the Trust Indenture Act" to the end of the first sentence of Section 8.09.

      (l) The Original Indenture is hereby amended by deleting the reference in Section 8.10(d)(i) to "Section 8.08(a)" and substituting in lieu thereof the words "Section 8.08".

      (m) The Original Indenture is hereby amended by deleting Section 8.13 in its entirety and substituting in lieu thereof the following:

                            SECTION 8.13.     PREFERENTIAL
                      COLLECTION OF CLAIMS AGAINST ANY
                      OBLIGOR.  If the Indenture Trustee
                      shall be or become a creditor of
                      any obligor (within the meaning of
                      the Trust Indenture Act) upon the
                      Bonds, the Indenture Trustee shall
                      be subject to any and all
                      applicable provisions of the
                      Trustee Indenture Act regarding the
                      collection of claims against such
                      obligor.

      (n) The Original Indenture is hereby amended by deleting Article NINE in its entirety and substituting therefor the following:

                                 ARTICLE NINE

                          HOLDERS' LISTS AND REPORTS
                        BY INDENTURE TRUSTEE AND LESSEE

                            SECTION 9.01.      LESSEE TO
                      FURNISH INDENTURE TRUSTEE NAMES AND
                      ADDRESSES OF HOLDERS.
                      Semiannually, not later than March
                      31 and September 30 in each year,
                      commencing March 31, 199_ and at
                      such other times as the Indenture
                      Trustee may request in writing, the
                      Lessee shall furnish or cause to be
                      furnished to the Indenture Trustee
                      information as to the names and
                      addresses of the Holders, and the
                      Indenture Trustee shall preserve
                      such information and similar
                      information received by it in any
                      other capacity and afford to the
                      Holders access to information to
                      preserve by it, all to such extent,
                      if any, and in such manner as shall
                      be required by the Trust Indenture

                      Act; provided however, that so long
                      as the Indenture Trustee is the
                      sole Bond Registrar, or is
                      otherwise furnished a copy of the
                      Bond Register, no such list need be
                      furnished by the Lessee.

                            SECTION 9.02      REPORTS BY
                      INDENTURE TRUSTEE AND LESSEE.
                      Annually, not later than November 1
                      in each year, the Indenture Trustee
                      shall transmit to the Holders and
                      the SEC a report with respect to
                      any events described in Section
                      313(a) of the Trust Indenture Act,
                      in such matter and to the extent
                      required by the Trust Indenture
                      Act.  The Indenture Trustee shall
                      transmit to the Holders and the SEC
                      and the Lessee shall file with the
                      Indenture Trustee and transmit to
                      the Holders, such other
                      information, reports and other
                      documents, if any, at such times
                      and in such matter, as shall be
                      required by the Trust Indenture
                      Act.

      (o) The Original Indenture is hereby amended by adding the words "more than one year" after the word "made" in clause (z) of Section 11.01(a).


                                 ARTICLE THREE

                                 MISCELLANEOUS


SECTION 3.01.  EXECUTION AS SUPPLEMENTAL INDENTURE.

      This Supplemental Indenture No. 2 is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture No. 2 forms a part thereof.

SECTION 3.02.  COUNTERPART EXECUTION.

      This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.03.  CONCERNING THE OWNER TRUSTEE.

      Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of OT or the Owner Trustee are made and intended not as personal agreements by OT for the purpose or with the intention of binding it personally, but are made and intended for the purpose of binding only the Trust Estate, and this Supplemental Indenture No. 2 is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against OT or any successor in trust personally or the Owner Participant on account of any agreements hereunder of the Owner Trustee, either express or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee and the Holders and by all Persons claiming by, through or under the Indenture Trustee and the Holders; PROVIDED, HOWEVER, that OT shall be liable hereunder for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties immunities and obligations of the Owner Trustee hereunder, and its predecessor owner trustee and the Owner Trustee in its individual capacity shall be released from all further duties and obligations hereunder, without prejudice to any claims against the Owner Trustee in its individual capacity or the Owner Trustee for any default by the Owner Trustee in its individual capacity or the Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.


      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed by their respective officers thereunto authorized, as of the day and year first above written.

                            MERIDIAN TRUST COMPANY,
                            not in its individual
                            capacity, except as otherwise
                            expressly provided in the
                            Indenture, but solely as Owner
                            Trustee


                            By:
                               ______________________________
                               Name:
                               Title:


                            THE BANK OF NEW YORK,
                            as Indenture Trustee


                            By:
                               ______________________________
                               Name:
                               Title:


                            THE UNITED ILLUMINATING COMPANY


                            By:
                               ______________________________
                            Name:
                            Title:

                                ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA  )
                        ) ss.:
COUNTY OF BERKS         )

      On this __ day of ______, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _______________, who being by me duly sworn did say that he is an _________ of MERIDIAN TRUST COMPANY, a Pennsylvania trust company, Owner Trustee under the Trust Agreement, and that said instrument was signed on behalf of said trust company by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said trust company.





           ________________________________________________________
                                 Notary Public

My Commission Expires:

                                ACKNOWLEDGMENT

STATE OF NEW YORK             )
                                          ) ss.:
COUNTY OF NEW YORK      )

      On this __ day of ______, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _______________, who being by me duly sworn did say that she is a ______________________ of THE BANK OF NEW YORK, a New York banking corporation, Indenture Trustee under the foregoing instrument, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that she acknowledged said instrument to be the free act and deed of said corporation.





                           _____________________________________________________
                                         Notary Public

My Commission Expires:

                                ACKNOWLEDGMENT

STATE OF NEW YORK             )
                                          ) ss.:
COUNTY OF NEW YORK      )

      On this __ day of ______, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _______________, who being by me duly sworn did say that he is the ______________________ of THE UNITED ILLUMINATING COMPANY, a Connecticut corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.





                              __________________________________________________
                                    Notary Public

My Commission Expires:

                                                                       EXHIBIT A


                              FORM OF 199__ BOND

                                    [FRONT]

NUMBER
R-
                            MERIDIAN TRUST COMPANY,
                  not in its individual capacity, but solely
                       as Owner Trustee under a certain
                          Trust Agreement dated as of
                                August 1, 1990

                   SEABROOK 1 SECURED LEASE OBLIGATION BOND,
                        ___% SERIES DUE ______ 2, _____

      INTEREST RATE                 MATURITY DATE                     CUSIP
      -------------                 -------------                     -----


          ___%                      _____________                     _____

REGISTERED HOLDER:

ORIGINAL PRINCIPAL AMOUNT:                                           DOLLARS


   MERIDIAN TRUST COMPANY, a Pennsylvania trust company, not in its individual capacity, but solely as Owner Trustee (the "OWNER TRUSTEE," which term includes any successor institution and/or individual comprising such trustee under the Indenture hereafter referred to) under the Trust Agreement, dated as of August 1, 1990, with the Owner Participant named therein, for value received hereby promises to pay to the Registered Holder named above, or registered assigns, the unpaid portion of the Original Principal Amount (stated above) in installments on each Installment Payment Date as set forth herein with the final installment due and payable on the Maturity Date (stated above) and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) thereon from the most recent interest payment date to which interest has been paid or duly provided for or, if this Bond is dated prior to _________ 2, 199_, the date of the original issuance of Bonds of this series, semiannually on January 2 and July 2 in each year, commencing _______ 2, 199_, at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment. As provided in such indenture, the interest or Installment Payment Amount so payable shall be paid to the person in whose name this Bond, or one or more Predecessor Bonds (such term and all other capitalized terms used herein and not defined herein having the meanings ascribed thereto in the Indenture), is registered at the close of business on the Regular Record Date for such interest or installment of principal, which shall be the December 15 (with respect to a January 2 payment date) or the June 15 (with respect to a July 2 payment date), as the case may be (whether or not a Business Day), immediately preceding such interest payment date or Installment Payment Date. The foregoing notwithstanding, any such interest or Installment Payment Amount which is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date to the extent that the Owner Trustee has elected to pay such default interest or principal in the following manner: (x) to the person in whose name this Bond, or one or more Predecessor Bonds, is registered at the close of business on a Special Record Date for the payment of such defaulted interest or principal to be fixed by the Indenture Trustee (as defined on the reverse hereof), notice of which shall be given by the Indenture Trustee to the Holders of Bonds in respect of which interest or principal is in default not less than 10 days prior to such Special Record Date, or (y) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof. Payment of the principal of and premium, if any, and interest on this Bond shall be made to the Holder upon presentation and surrender hereof at the corporate trust office of any Paying Agent, except that interest and Installment Payment Amounts on this Bond (other than such amounts payable on the Stated Maturity thereof) shall be made without presentation or surrender thereof, by check drawn upon the Paying Agent and mailed to the address of the Holder of this Bond as such address shall appear in the Bond Register and except that if such Holder shall be a securities depositary, such payment may be made by such means in lieu of check as shall be agreed upon by the Owner Trustee, the Lessee, the Indenture Trustee and such Holder. Payment as aforesaid of the principal of, premium, if any, and interest on this Bond shall be made in such coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

   As provided in the above-referenced Indenture, in any case where any Redemption Date applicable to this Bond, any Installment Payment Date or the Stated Maturity of principal of, or any installment or interest on, this Bond or any date on which any defaulted interest or principal is proposed to be paid with respect to this Bond, shall not be a Business Day, then (any provision of such Indenture or of this Bond to the contrary notwithstanding) payment of interest and/or principal and premium, if any shall be made on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Installment Payment Date, Stated Maturity or date on which such defaulted interest was proposed to have been paid, and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Installment Payment Date, Stated Maturity or date for the payment of such defaulted interest or principal, as the case may be, to the next succeeding Business Day.

   REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

   Unless the certificate of authentication hereon has been executed by manual signature by the Indenture Trustee or an Authenticating Agent appointed pursuant to the terms of the Indenture, this Bond shall not be entitled to any benefit under the above-referenced Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Owner Trustee has caused this Bond to be duly executed under its corporate seal.

Dated:

Attest:

[SEAL]                                         MERIDIAN TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as Owner Trustee


                                               By
                                                 _______________________________
                                                       Authorized Officer


CERTIFICATE OF AUTHENTICATION

   This is one of the Bonds of the series
designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
   As Indenture Trustee



By _____________________________
   Authorized Signatory

                                    [BACK]


                            MERIDIAN TRUST COMPANY,
                  not in its individual capacity, but solely
                       as Owner Trustee under a certain
                          Trust Agreement dated as of
                                August 1, 1990

                   SEABROOK 1 SECURED LEASE OBLIGATION BOND,
                    ____% SERIES DUE _____________ 2, _____
   This Bond is one of an authorized issue of bonds of the Owner Trustee comprised of two series, designated, respectively, "SEABROOK 1 SECURED LEASE OBLIGATION BONDS, % SERIES DUE _______ 2, " and "SEABROOK 1 SECURED LEASE OBLIGATION BONDS, % SERIES DUE _______ 2, ." The Bonds of this series are issued under and secured by an Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990 (the "ORIGINAL INDENTURE"), among the Owner Trustee, The United Illuminating Company, a Connecticut corporation (the "LESSEE," which term includes any successor lessee under the Lease referred to hereinbelow), and The Bank of New York, a New York banking corporation (the "INDENTURE TRUSTEE," which term includes any successor trustee under the Indenture, as supplemented by Supplemental Indenture No. 1, dated as of August 1, 1990, among such parties, and as supplemented by Supplemental Indenture No. 2, dated as of _________, 199_, among such parties (the Original Indenture, as supplemented by such supplemental indentures and as it may be further supplemented from time to time by other indentures supplemental thereto, being hereinafter referred to as the "INDENTURE")). The Indenture permits the issuance of additional series of Bonds for the purposes and as provided therein. The Bonds of this series are secured equally and ratably with one another and with any other Bonds issued under the Indenture (the Bonds of this series, together with all other bonds issued under the Indenture, being hereinafter collectively referred to as the "BONDS"). Reference is hereby made to the Indenture for a description of the property assigned, pledged and transferred thereunder and the respective rights of the Holders and of the Indenture Trustee and the Owner Trustee in respect of such security and the terms upon which the Bonds are and are to be authenticated and delivered. The Holder of this Bond, by its acceptance hereof, is deemed to have consented and agreed to all the terms and provisions of the Indenture.

   All payments of principal, premium, if any, and interest to be made hereunder and otherwise under the Indenture shall be secured by, and, except as otherwise expressly provided in the Indenture, shall be made only from, the assets subject to the lien of the Indenture and the income and proceeds received by the Indenture Trustee therefrom, including the rights of the Owner Trustee, as Lessor under a certain Facility Lease with the Lessee relating to an undivided interest in certain assets constituting part of Unit No. 1 of the Seabrook Station, located in Seabrook, New Hampshire (such Facility Lease, as executed and delivered and as it may be amended or supplemented from time to time in accordance with its terms, being hereinafter referred to as the "LEASE"), to receive basic rentals and certain other payments thereunder, which basic rentals and other payments will (subject to the right of the Lessee to terminate the Lease without further payments upon certain breaches of the Lessee's quiet enjoyment of such Unit No. 1) be calculated to be at least sufficient to provide for the scheduled payments of the principal of and interest on this and each other Bond issued under the Indenture. Each Holder of this Bond, by its acceptance hereof, is deemed to have agreed that, subject to the next succeeding sentence hereof and except as otherwise expressly provided in the Indenture, (x) it will look solely to the assets subject to the lien of the Indenture or the income or proceeds received by the Indenture Trustee therefrom to the extent available for distribution to the Holder hereof as provided in the Indenture, and (y) neither the Owner Participant, the Indenture Trustee nor the Owner Trustee in its individual capacity is liable to the Holder hereof or, in the case of the Owner Participant or the Owner Trustee in its individual capacity, to the Indenture Trustee, for any amounts payable on this Bond or otherwise under the Indenture. In the event that the Lessee, or the Lessee and an affiliate thereof, shall have assumed the obligations of the Owner Trustee hereunder and otherwise under the Indenture pursuant to and in accordance with the provisions of Section 2.16 of the Original Indenture, each Holder hereof, by its acceptance hereof, is deemed further to have agreed that all payments to be made hereunder and otherwise under the Indenture shall be made by the Lessee, or the Lessee and such affiliate (as the case may be), and from the Indenture Estate, and, in such event, the Holder hereof will look solely to the Indenture Estate and the Lessee and, if applicable, such affiliate for such payment. Under certain circumstances described in Article 13 of the Original Indenture, upon such an assumption, the lien of the Indenture upon the Indenture Estate may be thereupon released and discharged.

   With certain exceptions as therein provided, the supplementation of the Indenture for the purpose of adding any provisions thereto, or changing in any manner or eliminating any of the provisions thereof, will require the consent of the Holders of not less than a majority in aggregate unpaid principal amount of the Outstanding Bonds of all series, considered as one class; PROVIDED, HOWEVER, that if at any given time (x) there shall be Bonds of more than one series Outstanding and (y) a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate unpaid principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate unpaid principal amount of the Outstanding Bonds of all series, considered as one class, on behalf of the Holders of all of the Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

   On each Installment Payment Date set forth below, the Owner Trustee shall pay an installment of principal of this Bond equal (subject to adjustment as hereinafter described) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount stated on the face of this Bond.

               Installment        Installment        Outstanding
               Payment Date   Payment Percentage    Balance Factor
               ------------   ------------------    --------------
July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

January 2, . . . . . . . . .

July 2,. . . . . . . . . . .

The "Outstanding Balance Factor" as used in the foregoing table is for descriptive purposes only, and, unless there has been a partial redemption or a default or another installment payment adjustment, when multiplied by the Original Principal Amount of this Bond, represents the remaining unpaid principal amount of this Bond as of the Installment Payment Date indicated after payment of the principal installment on such date.

   As provided in the Indenture, the installment payments of principal for the Bonds of any series may be adjusted at the discretion of the Owner Trustee in connection with certain recalculations of basic rent pursuant to the Lease; PROVIDED, HOWEVER, that, among other restrictions, no such adjustment shall be made which will (x) increase or decrease the average life of the Bonds of any series (measured from the date of initial issuance thereof and calculated in accordance with generally accepted financial practice) by more than six months except in the case of such an adjustment occasioned by Lessee's failure to obtain a License Extension in which case no such adjustment shall be made which will decrease the average life of the Bonds of any series (measured as aforesaid) by more than twenty-four months and in which case any such adjustment will result in the final payment or redemption of the Bonds of such series being scheduled to occur no later than the last day of the Basic Lease Term or (y) extend the Stated Maturity of principal of the Bonds of any series.

   In the event of any partial redemption of Bonds of this series, other than pursuant to the above-mentioned installment payments of principal, the amount of each installment payment of principal to be paid thereafter pursuant to the installment payment schedule shall be adjusted in accordance with the Indenture.

   If the Lessee shall have exercised its option to terminate the Lease pursuant to Section 14 thereof, then the Owner Trustee shall redeem, on the date of such termination, all Bonds then Outstanding at a redemption price equal to the unpaid principal amount thereof plus accrued interest, if any, to the date fixed for redemption. If the Lessee shall have exercised its option to terminate the Lease pursuant to Section 13(f) or (g) thereof, then the Owner Trustee shall redeem, on the date of such termination, all Bonds then Outstanding which shall not have been assumed by the Lessee, or the Lessee and an affiliate thereof, as provided in Section 2.16(b) of the Original Indenture, at a redemption price equal to the unpaid principal amount thereof plus accrued interest, if any, to the date fixed for redemption.

   The Bonds of this series shall be subject to redemption, at the option of the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Prices of 100% of the unpaid principal amount of such Bonds to be so redeemed, plus accrued interest, if any, thereon to the date fixed for redemption, plus the Make-Whole Premium, if any, for the Bonds calculated as provided in the Indenture.

   In the event that any Bonds are called for redemption, the Indenture Trustee shall give notice to the Holders thereof, in accordance with Section 5.05 of the Original Indenture, not less than 30 nor more than 60 days prior to the date fixed for redemption.

   With respect to any notice of redemption of Bonds of this series otherwise than through installment payments of principal payable on Installment Payment Dates, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with the provisions of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Indenture Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Bonds and that, if such money shall not have been so received by such date, such notice shall be of no force or effect and the Owner Trustee shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made.

   Bonds (or portions thereof as aforesaid) for which redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

   Notwithstanding anything to the contrary set forth herein or in the Indenture, the unpaid principal amount hereof recorded on the Bond Register maintained by the Bond Registrar shall be controlling as to the remaining unpaid principal amount hereof.

   Upon the occurrence and continuance of any Indenture Event of Default, the principal of this Bond may become or be declared immediately due and payable in the manner and with the effect provided in the Indenture.

   This Bond is transferable by the Holder hereof in person or by attorney authorized in writing, at the Corporate Trust Office of the Bond Registrar (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough). Upon surrender for registration of transfer of this Bond, the Owner Trustee shall execute, and the Indenture Trustee (or any Authenticating Agent) shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

   The Refunding Bonds of this series are issuable only as fully registered Bonds in denominations of $1,000 and/or any integral multiple thereof. As provided in and subject to the provisions of the Indenture, Bonds may be exchanged for other Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender thereof at any office maintained for such purpose pursuant to the Indenture.

   No service charge will be made to any Holder of Bonds for any registration of transfer or exchange thereof, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   The person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

   As provided in the Indenture, the Indenture and the Bonds shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of any other jurisdictions are mandatorily applicable thereto and hereto.

                                                                    SCHEDULE U1S



                          DESCRIPTION OF UNIT 1 SITE

                       [Attach original such schedule.]

                                                                       EXHIBIT C

         CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST, DATED AS OF AUGUST 1, 1990, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

               THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.
================================================================================

                            LEASE SUPPLEMENT NO. 1

                        dated as of _________ __, 1995

                                      to

                                FACILITY LEASE

                          dated as of August 1, 1990,

                                    between

                            MERIDIAN TRUST COMPANY
                 not in its individual capacity, but solely as
                     Owner Trustee under Trust Agreement,

                                    Lessor

                                      and

                       THE UNITED ILLUMINATING COMPANY,

                                    Lessee

================================================================================

                       Lease of an Undivided Interest in
                Unit No. 1 of the Seabrook Nuclear Power Plant

================================================================================

          CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST, DATED AS OF AUGUST 1, 1990, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

          THIS COUNTERPART IS THE ORIGINAL COUNTERPART. RECEIPT OF THIS ORIGINAL COUNTERPART IS HEREBY ACKNOWLEDGED BY THE BANK OF NEW YORK, AS INDENTURE TRUSTEE.

                                          By:
                                             _________________________________
                                                Authorized Signatory


================================================================================

                            LEASE SUPPLEMENT NO. 1
                        dated as of __________ __, 1995

                                      to

                                FACILITY LEASE
                          dated as of August 1, 1990,

                                    between

                            MERIDIAN TRUST COMPANY
                 not in its individual capacity, but solely as
                     Owner Trustee under Trust Agreement,

                                    Lessor

                                      and

                       THE UNITED ILLUMINATING COMPANY,

                                    Lessee

================================================================================

                       Lease of an Undivided Interest in
                Unit No. 1 of the Seabrook Nuclear Power Plant

================================================================================

          This LEASE SUPPLEMENT NO. 1, dated as of __________ __, 1995 ("Lease Supplement No. 1"), to FACILITY LEASE, dated as of August 1, 1990 (the "Facility Lease"), between MERIDIAN TRUST COMPANY, a Pennsylvania trust company, not in its individual capacity, but solely as Owner Trustee (the "Lessor"), under the Trust Agreement (such term, and all other capitalized terms used herein without definition, being defined as provided in Section 1 below), and THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the "Lessee"),

                             W I T N E S S E T H:

          WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, the Lessee, the Lessor, the Owner Participant, the Owner Trustee and the Indenture Trustee have entered into a Refunding Agreement, dated as of _________ __, 1995, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds, to provide funds to redeem the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith (such Additional Bonds, the "1995 Bonds"); and

          WHEREAS, the Owner Trustee and the Indenture Trustee have entered into Supplemental Indenture No. 2, dated as of _________ __, 199_, to the Indenture creating the 1995 Bonds for such purpose and establishing the terms, conditions and designations thereof; and

          WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the Value Schedules in order to preserve the Net Economic Return in the event, among other things, of the issuance of the Refunding Bonds;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.

          For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.  AMENDMENTS; SCHEDULES.

          (a) As of the date first written above, Section 3(e)(ii) of the Facility Lease is hereby amended by adding thereto after the word "Assumptions" the following:

                            or if the expenses paid
                            by the Lessor in
                            connection with the issue
                            of any Refunding Bonds
                            are not equal to the
                            amounts set forth as such
                            in the Pricing
                            Assumptions

          (b) As of the date first written above and until and unless further amended, Schedules 1 through 5 of the Facility Lease are hereby amended as follows:


               (i) Schedule 1 to the Facility Lease entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

              (ii) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

             (iii) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 3 hereto.

              (iv) Schedule 4 to the Facility Lease entitled "Schedule of Net Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (v) Schedule 5 to the Facility Lease entitled "Schedule of Net Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 5 hereto.

          (c) Appendix A to the Facility Lease is hereby amended by adding the following definition thereto:

               REFUNDING AGREEMENT shall mean the Refunding Agreement, dated as of _______, 199_, among the Owner Participant, the Owner Trustee, the Indenture Trustee and the Lessee.

               REFUNDING EXPENSES shall have the meaning set forth in the Refunding Agreement.

          (d) The definition of "Net Economic Return" in Appendix A is hereby amended in its entirety as follows:

NET ECONOMIC RETURN shall mean:

          (i) the net after-tax economic yield expected by the Owner Participant as of the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture) with respect to the Undivided Interest, calculated using the Assumptions and the initial computations of Basic Rent, Casualty Values and Special Casualty Values derived therefrom (the "SCHEDULES AND ASSUMPTIONS") as such yield shall be adjusted pursuant to and in accordance with Section 3 of the Facility Lease and as agreed between the Lessee and the Owner Participant; and

          (ii)(a) until June 30, 2001 and thereafter if the License Extension is granted by such date, the sum of after-tax cash flow over the Basic Lease Term at least equal to that expected by the Owner Participant as of the date of the initial authentication and delivery of the

199_ Bonds (as defined in the Indenture) calculated using the Schedules and Assumptions (the "ORIGINAL AFTER-TAX CASH FLOW") or (b) after June 20, 2001 if the License Extension is not granted by such date, the product of the Original After-Tax Cash Flow multiplied by a fraction (I) the numerator of which is the number of months in the Basic Lease Term (assuming the License Extension is not granted) and (II) the denominator of which is the number of months in the Basic Lease Term (assuming the License Extension is granted); and

          (iii) the same general pattern of after-tax Earnings originally expected by the Owner Participant as of the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture) calculated using the Schedules and Assumptions.

     Notwithstanding the above, nothing in this definition shall be construed to obligate the Lessee to restore any portion of a reduction in Earnings where such portion of the reduction is due to events other than changes in Basic Rent provided for in the Transaction Documents, including, by example, changes in Financial Accounting Standards Board Statement No. 13 occurring after the date of the initial authentication and delivery of the 199_ Bonds (as defined in the Indenture).

     For the purposes of this definition, the Assumptions shall be deemed to include the assumptions that (i) the Owner Participant is fully taxable during the entire Basic Lease Term (PROVIDED, HOWEVER, that nothing in this definition or the Participation Agreement shall be construed to be a representation by the Owner Participant as to the actual residual value assumed by the Owner Participant for purposes of calculating its earnings according to Financial Accounting Standards Board Statement No. 13 accounting or for any other purpose) and (ii) none of the Investment is comprised of borrowed funds.

          (e) The definition of "Transaction Documents" set forth in Appendix A is hereby amended by adding after the word "Bonds" the words "and the Refunding Agreement."

          (f)  Schedule U1S to the Facility Lease is attached hereto.

          SECTION 3.  MISCELLANEOUS.

          (a) COUNTERPART EXECUTION. This Lease Supplement No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          (b) EXECUTION AS LEASE SUPPLEMENT. This Lease Supplement No. 1 is executed and shall be construed as a supplement and amendment to the Facility Lease and shall form a part thereof. On and from the delivery of this Lease Supplement No. 2, any reference in any Transaction Document to the

Facility Lease shall be deemed to refer to the Facility Lease as supplemented and amended by this Lease Supplement No. 1.

          (c) ORIGINAL COUNTERPART. The single executed original of this Lease Supplement No. 1 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Lease Supplement No. 1. To the extent that the Facility Lease, as supplemented by this Lease Supplement No. 1, constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease, as so supplemented, may be created or continued through the transfer or possession of any counterparts of the Facility Lease and supplements thereto other than the "Originals" of any thereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement No. 1 to be duly executed by an officer thereunto duly authorized, as of the date set forth above.

                                       MERIDIAN TRUST COMPANY,
                                       not in its individual
                                       capacity but solely as
                                       Owner Trustee

                                       By:
                                          ___________________________________
                                          Name:
                                          Title:


                                       THE UNITED ILLUMINATING COMPANY

                                       By:
                                          ___________________________________
                                          Name:
                                          Title:

                                ACKNOWLEDGMENT


STATE OF NEW YORK   )
                                 ) ss.:
COUNTY OF NEW YORK               )

          On this ____ day of _______, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally come and appeared ___________, who being by me duly sworn did say that he is the __________ of THE UNITED ILLUMINATING COMPANY, a Connecticut corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.



                                                 _______________________________
                                                      Notary Public



My Commission Expires:

                                ACKNOWLEDGMENT


COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss.:
COUNTY OF BERKS               )

          On this ____ day of _______, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally come and appeared __________, who being by me duly sworn did say that he is a(n) ______________ of MERIDIAN TRUST COMPANY, a Pennsylvania trust company, Owner Trustee under the Trust Agreement, and that said instrument was signed on behalf of said trust company by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said trust company.



                                                   _____________________________
                                                       Notary Public



My Commission Expires:

                                                                      SCHEDULE 1
                                                                      TO LEASE
                                                                      SUPPLEMENT
                                                                      NO. 1



                            BASIC RENT PERCENTAGES

BASIC RENT                                 PERCENTAGE OF
PAYMENT DATE     ADVANCE      ARREARS      FACILITY COST
------------     -------      -------      -------------


                                                                      SCHEDULE 2
                                                                      TO LEASE
                                                                      SUPPLEMENT
                                                                      NO. 1



                          SCHEDULE OF CASUALTY VALUES

                 BASIC RENT                         PERCENTAGE OF
                PAYMENT DATE                        FACILITY COST
                ------------                        -------------


                                                                      SCHEDULE 3
                                                                      TO LEASE
                                                                      SUPPLEMENT
                                                                      NO. 1



                      SCHEDULE OF SPECIAL CASUALTY VALUES

                    BASIC RENT                  PERCENTAGE OF
                   PAYMENT DATE                 FACILITY COST
                   ------------                 -------------


                                                                      SCHEDULE 4
                                                                      TO LEASE
                                                                      SUPPLEMENT
                                                                      NO. 1



                        SCHEDULE OF NET CASUALTY VALUES

                      BASIC RENT               PERCENTAGE OF
                     PAYMENT DATE              FACILITY COST
                     ------------              -------------


                                                                      SCHEDULE 5
                                                                      TO LEASE
                                                                      SUPPLEMENT
                                                                      NO. 1



                    SCHEDULE OF NET SPECIAL CASUALTY VALUES

                     BASIC RENT                 PERCENTAGE OF
                    PAYMENT DATE                FACILITY COST
                    ------------                -------------


                                                                    SCHEDULE U1S



                          DESCRIPTION OF UNIT 1 SITE


                          [Attach original schedule.]

                                                                       EXHIBIT D


================================================================================


                                AMENDMENT NO. 1

                         dated as of November __, 1995

                                      to

                         TAX INDEMNIFICATION AGREEMENT


                          dated as of August 1, 1990


                                    Between


                         FINANCIAL LEASING CORPORATION
                      Beneficiary under Trust Agreement,
                          dated as of August 1, 1990

                                     with

                           MERIDIAN TRUST COMPANY,
                              AS OWNER TRUSTEE,

                                    Lessor,

                                      and

                        THE UNITED ILLUMINATING COMPANY

                                    Lessee

================================================================================

          SALE AND LEASEBACK OF AN UNDIVIDED INTEREST IN UNIT NO. 1
                      OF THE SEABROOK NUCLEAR POWER PLANT

================================================================================

            AMENDMENT NO. 1, dated as of November __, 1995 ("TIA Amendment No. 1"), to TAX INDEMNIFICATION AGREEMENT, dated as of August 1, 1990, between FINANCIAL LEASING CORPORATION, a Massachusetts corporation (the "Owner Participant"), Beneficiary under the Trust Agreement, with MERIDIAN TRUST COMPANY, a Pennsylvania trust company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (the "Lessor") and THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement, dated August 1, 1990, between the Owner Participant, the Lessor, the Bank of New York, in its individual capacity and as Indenture Trustee under the Indenture and the Lessee, as amended by Amendment No. 1 thereto, dated as of the date hereof and as otherwise modified, amended or supplemented pursuant to the terms thereof (the "Participation Agreement") or the Refunding Agreement, dated as of _______, 1995, among the Owner Participant, the Lessor, the Bank of New York, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, and the Lessee,

            WHEREAS, pursuant to the Participation Agreement, the Lessor agreed to purchase the Undivided Interest with funds provided by the Owner Participant and by the issuance of the Initial Series Bonds;

            WHEREAS, the Lessor executed the Facility Lease pursuant to which the Lessor has leased the Undivided Interest to the Lessee;

            WHEREAS, the Lessee and the Owner Participant, have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Initial Series Bonds through the issuance of Additional Bonds in amounts which, when added to the equity investment made by the Owner Participant and any Supplemental Rent paid by the Lessee, will be sufficient to pay the Refunding Expenses and redeem the Initial Series Bonds, including any premium and accrued interest thereon; and

            WHEREAS, the Owner Participant and the Lessee have heretofore executed the Tax Indemnification Agreement, dated as of August 1, 1990 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the Refunding;

            NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

            The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

            1. Section 1.1(h) thereof is amended by (i) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "other than (i) payments", (ii) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "at the time such payments", (iii) deleting the word "and" before "(vii)" and (iv) inserting the words ", (viii) any Supplemental Rent paid in connection with the Refunding, and (ix) any "Defeasance Deposit Income" (as defined in Section 1.1(t) below)" immediately after the words "retained by the Owner Participant."

            2. Section 1.1(i) thereof is amended by (i) inserting the words "through December 31, 1990 and 35% for each taxable year of the Owner Participant" immediately after the words "each taxable year" and immediately before the words "thereafter, without giving effect".

            3. Section 1.1(k) thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "will be treated".

            4. Section 1.1(o) thereof is amended by inserting the words ", Retirement Premium Deduction, Refunding Amortization Deductions" immediately after the words "the Amortizing Deductions" and immediately before the words "and the Interest Deductions".

            5. Section 1.1 thereof is amended by adding the following tax assumptions after Section 1.1(q):

            "(r) The Owner Participant will be allowed a deduction for the premium paid with respect to the Refunded Bonds in the taxable year of the Owner Participant in which such premium is paid (the "Retirement Premium Deduction"); and the Owner Participant will be entitled to take the Retirement Premium Deduction into account in computing its consolidated federal income tax liability.

            (s) The Owner Participant will be allowed current deductions for amortization of an amount equal to the Refunding Expenses to the extent payable by the Owner Trustee pursuant to Section 5 of the Refunding Agreement computed on a straight-line basis from the Refunding Date to the end of the Basic Lease Term (the "Refunding Amortization Deductions"); and the Owner Participant will be entitled to take the Refunding Amortization Deductions into account in computing its consolidated federal income tax liability."

            (t) The Owner Participant will be required to include in taxable income interest accruing on [the Defeasance Deposit] in the taxable year in which such interest accrues (the "Defeasance Deposit Income") and the Interest Deductions will include interest accruing on the Refunded Bonds (which will continue to be sourced in the United States) from the Refunding Date through the date the Refunded Bonds are actually redeemed.

            6. Section 1.1 thereof is amended by replacing "(q)" immediately after the words "The foregoing clauses (a) through" with "(t)".

            7. Section 1.2(1)(d) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding Amortization Deductions" immediately after the words "the Amortization Deductions," and immediately before the words "or any corresponding deduction or credit".

            8. Section 1.2(1) is amended by adding the following representation after Section 1.2(1)(e):

            (f) The Owner Participant will be entitled to deduct the Bond Retirement Premium and the Refunding Amortization Deductions in accordance with the assumptions set forth in Sections 1.1(r) and 1.1(s).

            9. Section 1.2(2) thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words ", the Plant Agreements".

            10. Section 2 thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "to enable the Owner Participant".

            11. Section 3.1(a)(1)(A) thereof is amended by (i) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the semicolon; and (ii) inserting the words "the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the comma ending the subsection.

            12. Section 3.1(a)(1)(B) thereof is amended by inserting the words "or the Refunding Documents" immediately before the comma ending the subsection.

            13. Section 3.1(a)(2)(A) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding Amortization Deductions", immediately after the words "the Amortization Deductions," and immediately before the words "or the Interest Deductions".

            14. Section 3.1(a)(2)(B) thereof is amended by (i) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "shall be treated" and (ii) inserting the words "Refunding Documents" immediately before the semicolon.

            15. Section 3.1(b) thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "(other than".

            16. Section 3.1(c) thereof is amended by inserting the words ", the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "or the Plant Agreement".

            17. Section 4(a) thereof is amended by inserting the words "and the Refunding Documents," immediately after the words "the Transaction Documents" and immediately before the words "or (2) so long as".

            18. Section 4(b) thereof is amended by inserting the words "and the Refunding Documents," immediately after the words "the Transaction Documents" and immediately after the words "or (y) so long as".

            19. Section 6(a) thereof is amended by (i) inserting the words ", the Retirement Premium Deduction, the Refunding Amortization Deductions" immediately after the words "the Amortization Deductions" and immediately before the words "or the Interest Deductions" and (ii) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the semicolon.

            20. Section 6(b) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refunding Amortization Deductions" immediately after the words "the Amortization Deductions" and immediately before the words "or the Interest Deductions".

            21. Section 6(c) thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words "is required to pay".

            22. Section 6(g) thereof is amended by inserting the words "the Refunding Documents" immediately after the words "the Master Decommissioning Trust Agreement," and immediately before the words "or the Transaction Documents".

            23. Section 6(k) thereof is amended by (i) inserting the words "Refunding Documents," immediately after the words "the Transaction Documents," and immediately before the words "Plant Agreements"; (ii) inserting the words "or the Refunding Documents" immediately after the words "the Transaction Documents" and immediately before the words ") failing to result".

            24. Section 6(l) thereof is amended by inserting the words ", the Refunding Documents," immediately after the words "the Transaction Documents" and immediately before the words "or the Plant Agreements".

            25. Section 8(b) thereof is amended by inserting the words "or the Refunding Documents," immediately after the words "the Transaction Documents" and immediately before the words "that the Owner Participant".

            26. Section 8(e) thereof is amended by inserting the words "or the Refunding Documents" immediately after the words "any of the Transaction Documents" and immediately before the words ", or if and for so long as".

            27. Section 20 thereof is amended by inserting the workds "or Refunding Documents" immediately after the words "Transaction Documents" and immediately before the period ending the section.

            28. Section 21 thereof is amended by inserting the words "or Refunding Documents" immediately after the words "Transaction Documents" and immediately before the words "or to make any payments."


            IN WITNESS WHEREOF, the Owner Participant and the Lessee have each caused this TIA Amendment No. 1 to be duly executed in New York, New York by their respective officers thereunto duly authorized as of the date first set forth above.

                                           THE UNITED ILLUMINATING COMPANY


                                           _____________________________________
                                           Name:
                                           Title:


ATTEST:                                    FINANCIAL LEASING CORPORATION


_________________________                  _____________________________________
Name:                                      Name:
Title:                                     Title:

                                ACKNOWLEDGMENT



STATE OF NEW YORK        )
                         ) SS.:
COUNTY OF NEW YORK       )


            On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _____________________, who being by me duly sworn did say that he is a ___________________ of FINANCIAL LEASING CORPORATION, a Massachusetts corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                 _______________________________
                                                         Notary Public

My Commission Expires:

_________ __, ____

                                ACKNOWLEDGMENT



STATE OF NEW YORK        )
                         ) SS.:
COUNTY OF NEW YORK       )


            On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _____________________, who being by me duly sworn did say that he is a ___________________ of THE UNITED ILLUMINATING COMPANY, a Connecticut corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                    ____________________________
                                                            Notary Public

My Commission Expires:

_________ __, ____